UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

Energy Recovery, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34112	01-0616867
(Commission File Number)	(I.R.S. Employer Identification No.)

1717  Doolittle Dr. San Leandro, CA 94577
(Address if Principal Executive Offices)(Zip Code)

510-483-7370
(Registrants telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below) :

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On June 4, 2010, Energy Recovery, Inc. (the “Company”) held its Annual Meeting of Stockholders. At this meeting, the shareholders (i) elected the two Class II Directors to serve until the 2013 Annual Meeting of Stockholders and (ii) ratified the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010. As of the record date for the Annual Meeting of Stockholders, April 15, 2010, there were 51, 213,647 shares of common stock outstanding and entitled to vote.

The results of the voting for the Class II Directors were as follows:

	Affirmative	Withheld
Arve Hanstveit	14,704,313	326,910
Hans Peter Michelet	14,710,039	321,184

There were 20,580,286 broker non-votes with respect to the election of the Company’s Directors.

The results of the voting for the ratification of BDO Seidman, LLP as the Company’s registered public accounting firm for 2010 were as follows:

For	Against	Abstentions	Broker Non-Votes
35,334,113	65,508	211,888	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY RECOVERY, INC.
(Registrant)

Date:	June 10, 2010	/s/ Thomas Willardson
Thomas Willardson
(Chief Financial Officer)

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